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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-57100) and in the Registration Statements on Form S-8 (No. 33-40397 and No. 33-44776) of Flow International Corporation of our report dated July 3, 1996, appearing on page 20 of this Form 10-K.



/s/ Price Waterhouse LLP


Seattle, Washington
July 22, 1996